UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 20, 2026

BV FINANCIAL, INC.

(Exact name of Registrant as Specified in Its Charter)

Maryland	001-36094	14-1920944
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7114 North Point Blvd.
Baltimore, Maryland		21219
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 410 477-5000

BV FINANCIAL, INC.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	BVFL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

{ DOCPROPERTY "CUS_DocIDChunk0" 4924-1300-2890-v1}

Item 4.01 Changes in Registrant’s Certifying Accountant.

On February 20, 2026, the Audit Committee of the Board of Directors (the “Audit Committee”) of BV Financial, Inc. (the “Company”) approved the dismissal of Forvis Mazars, LLP (“Forvis Mazars”) as the Company's independent registered public accounting firm effective upon completion by Forvis Mazars of its audit of the Company's consolidated financial statements for the fiscal year ended December 31, 2025 and the filing of the Company's 2025 Annual Report on Form 10-K (the "Effective Date"). On February 20, 2026, the Audit Committee notified Forvis Mazars of the dismissal as of the Effective Date. Concurrently, the Audit Committee approved the engagement of Crowe LLP (“Crowe”) as the Company’s new independent registered public accounting firm for the fiscal year ending December 31, 2026, effective as of the Effect Date. The Company’s formal engagement of Crowe remains subject to the completion of Crowe’s standard client acceptance procedures and execution of an engagement letter.

Forvis Mazars' reports on the Company's consolidated financial statements as of and for the fiscal years ended December 31, 2023 and December 31, 2024 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

During the fiscal years ended December 31, 2023 and December 31, 2024, and the subsequent interim period through the date of this Current Report on Form 8-K, there were: (i) no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K) with Forvis Mazars on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Forvis Mazars, would have caused it to make reference to the subject matter thereof in connection with its reports on the consolidated financial statements for such years, and (ii) no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Company has provided Forvis Mazars with a copy of the disclosures made in this Current Report on Form 8-K and has requested that Forvis Mazars furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of Forvis Mazars' letter, dated February 23, 2026, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

During the fiscal years ended December 31, 2023 and December 31, 2024 and the subsequent interim period through the date of this Current Report on Form 8-K, neither the Company nor anyone acting on its behalf has consulted with Crowe regarding: (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report nor oral advice was provided to the Company that Crowe concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue; (ii) any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions; or (iii) any reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No. Description

16.1 Letter from Forvis Mazars to the Securities and Exchange Commission dated February 23, 2026

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BV Financial, Inc.

Date:	February 23, 2026	By:	/s/ Timothy L. Prindle
President and Chief Executive Officer

{ DOCPROPERTY "CUS_DocIDChunk0" 4924-1300-2890-v1}